U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported):   MAY 18, 2001
                                                        -----------------



                          PLANET  EARTH  RECYCLING  INC.
         ------------------------------------------------------------
        (Exact  name  of  registrant  as  specified  in  its  charter)


           NEVADA                 0-27295                    98-0208988
           ------                 -------                    ----------
      (State or other           (Commission               (I.R.S. Employer
       jurisdiction             File Number)             Identification No.)
      of incorporation)



           435  MARTIN  STREET,  SUITE  3000
                   BLAINE,  WASHINGTON                            98230
        ---------------------------------------------         ------------
        (Address  of  principal  executive  offices)           (Zip  Code)




Registrant's  telephone  number,  including  area  code:          (360) 332-1350
                                                                  --------------


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ITEM  5.  OTHER  EVENTS

Planet Earth Recycling Inc. ("Planet Earth") recently issued a press release correcting and clarifying statements made in earlier press releases about the company. The press release, dated May 18, 2001, accompanies this Form 8-K as
Exhibit  99.1.


ITEM  7.  EXHIBITS

     99.1 Press release regarding corrections to previous press releases, dated May 18, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PLANET  EARTH  RECYCLING  INC.


Dated: May  21, 2001                   By:   /s/  Rowland Wallenius
       -------------                      ------------------------------------
                                            Name:  Rowland  Wallenius
                                            Title:  President



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